Certain statements in this presentation constitute "forward-looking statements". When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, including the effects of international crises, acts of terrorism and public health issues, competition, demand for our products and services, programming availability, timeliness and quality, technological developments by competitors, developmental costs, difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, potential effects of litigation, risks of expansion into new markets, risks related to the security of our data systems, and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward- looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Average Contract Length 6.5 Years Annual Revenue $ 316 Annual Cash Flow $ 132 Total Cash Flow Over Life $ 858 Average Capital Investment $ 341 Payback Period 2.6 Years Cash-on-Cash Return 38.7% 2005 Single Room Economics Digital New * Revenue, cash flow and capital based on 2005 actual results

New Installation Digital Capital per Room 2000 423 2001 456 2002 439 2003 405 2004 364 Q2 2003 408 Q3 2003 396 Q4 2003 391 Q1 2004 382 Q2 2004 373 Q3 2004 375 Q4 2004 341 Q1 2005 351 Q2 2005 335 Q3 2005 321 2005 340 TAPE $423 $456 $439 $405 DIGITAL DIGITAL DIGITAL DIGITAL $364 Market Segmentation Product Segmentation Engineering Developments Capital Reductions From: $340 DIGITAL DIG DIGITAL

2000 423 2001 0.14 2002 0.3 0 2003 0.42 0 2004 0.52 0 2005 0.63 0 2006E 0.75 2007P 0.9 Digital Share of Total Guest Pay Room Base

I. Growth Expanding Interactive TV and Broadband Networks Increase Guestroom Revenue and Gross Profit Diversify Revenue Sources II. Improved Profitability Focusing on Operating Leverage within Business and Technology III. Cash Flow Generation Managing Capital Investment Activities Business Strategy

Size Of Lodging Network Large MSO - 300 Million Travelers Annually Network Of "Edge Servers" Terabyte Servers in Digital Hotels Other "Download" Opportunities Content Management System Supports Network Nationwide Service Network Interactive/Digital TV Expertise Strategic Assets

1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 GP Interactive Rooms 400245 511851 596000 660000 725075 812149 876348 924643 974798 1001929 Total Rooms 516348 613407 703325 755000 806112 887830 952673 994127 1034605 1053806 1997 1999 2000 2001 1998 Driving Expansion of Interactive Room Base Largest Worldwide Hotel Provider - More Than One Million Rooms 2002 2003 2004 2005

Growth Initiatives: Digital Platform Focused Healthcare Initiative Existing Sites to Generate $2.0 Million of Revenue in 2006 Gross Margins 50-55% IdleAire Initiative System Sales and Service Contracts Now Targeting 175 Locations in 2006 Advertising Initiative Banner Ads Virtual Channels VOD Content

Profitability: Operating Income up 49%; Net Loss Reduced by 82% Net Loss of $654,000; Includes Incremental $612,000 FAS 123(R) Q1 2006 Financial Highlights Growth: Total Revenue up 6.4% Digital Platform in 65% of Network 50 Consecutive Increases of Comparative Quarterly Revenue Cash Flow Generation: Cash from Operations up 21% Twelve Months Trailing Net Free Cash Flow of $16.6 Million

(in millions) Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 63.8 258 262 266 65.9 270.4 272.9 275.8 70.2 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Q1 Revenue Growth + 7.0% + 3.5% + 6.4% Digital Platform Installed in More Than 65% of Rooms Improved Revenue Per Room Metrics

Q1 2006 Q1 2005 % Change Movie Revenue $ 17.11 $ 16.42 4.2% Other Interactive Services 5.55 5.44 2.0% Total Per Guest Pay Room $ 22.66 $ 21.86 3.5% Q1 Revenue Analysis Increase Not Attributable To Any Specific Genre or Movie Titles 6% Lower Revenue From Top 10 Movies in Q1 '06 as Compared to Q1 '05 TV Internet Initiative Negatively Impacted Other Interactive Services $(0.10) Per room per month

(in millions) Adjusted Operating Cash Flow* Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Operating Income exclusive of Depreciation & Amortization 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 85 21.8 87.7 89.2 90.2 22.1 91.8 92 92.3 23.6 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 * Adjusted Operating Cash Flow is defined as Operating Income exclusive of depreciation, amortization, share-based compensation and the effects of Hurricane Katrina insurance recoveries and equipment impairment + 8.6% + 1.6% + 6.8%

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Operating Income 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 4.2 4.7 6.5 2.1 9.7 11.4 13 4 17.8 20.1 22.7 6.1 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Operating Income (in millions) $2.1 $4.0 $ 6.0* * Includes Incremental $612,000 of Share-Based Compensation Expense - FAS 123(R)

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q1 '06 2003 2004 2005 2006 Net Loss 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -6.2 -24.6 -22.7 -20.8 -3.6 -0.7 -35.052 -20.781 -7 2.5 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 (in millions) Q1 '04 Q1 '05 Q1 '06 Q1 Net Loss $6.2 $3.6 * Includes Incremental $612,000 of Share-Based Compensation Expense - FAS 123(R) + $1.0 Interest + $2.0 Operations $0.65*

2002 -26.9 2003 -5 2004 6.1 2005 12.8 2006E 17.5 Cash Flow Net Of Investing $6.3 (in millions) $(5.1) $12.8 $16.0 - $19.0

Cash Flow Analysis Q1 '06 Q1 '06 Q1 '05 % Chg Cash from Operations $ 22.0 $ 68.0 $ 60.5 12.4% Corp Capital / Minor Extensions (4.2) (14.5) (12.9) Digital Renewal Investment * (4.3) (15.0) (14.2) Pre-Expansion Cash Flow $ 13.5 $ 37.2 $ 33.9 9.7% New Room Investment ** (4.0) (22.0) (27.3) Post- Expansion Cash Flow $ 9.5 $ 16.6 $ 6.3 164.7% *Digital Upgrade Rooms 16,551 56,960 51,897 9.8% **New Digital Rooms 12,574 65,434 76,434 -14.4% (in millions) TTM TTM

Cash From Operations Q1 2006 Average Shares Outstanding 18,044 Cash from Operations $ 3.77 Pre-Expansion Cash Flow $ 2.14 Post-Expansion Cash Flow .92 (per outstanding share) (in thousands) Calculation Based on 5/11/06 Share Price of $18.88 TTM

Leverage Metrics Debt Term B 79.2 9.5% Senior Notes 200.0 Other 2.2 Total Debt $ 281.4 Debt Net of Cash $ 261.8 Total Debt Leverage Ratio 3.0x Net Debt Leverage Ratios 2.8x 3/31/06 Reduced Debt by $10 Million in January 2006 Additional Debt Reduction of $10 Million Planned in 2006 (in millions)

Q2 2006 Guidance Q2 '06 Range Revenue $ 70.0 - $ 72.0 Operating Income $ 6.0 - $ 7.0 Net Income/Loss $ (0.5) - $ 0.5 EPS (Loss) $ (.02) - $ .02 Adjusted Operating Cash Flow $ 24.0 - $ 25.0 (in millions except per share) FY 2006 Net Free Cash Flow $ 16.0 - $ 19.0

(c) Copyright 2006 LodgeNet Entertainment Corporation All rights reserved.

(12 months trailing) (Dollar amounts in thousands) Reconciliation of Adjusted Operating Cash Flow To Operating Income